Exhibit 10.54
                                                                   -------------

                           THERMO ELECTRON CORPORATION

                           RESTRICTED STOCK AGREEMENT
                           --------------------------


                                  Granted Under
                                  -------------
                            2005 Stock Incentive Plan
                            -------------------------



1.   Award of Restricted Shares.
     --------------------------

     This agreement sets forth the terms and conditions of an award by Thermo Electron Corporation, a Delaware corporation (the "Company"), on February 27, 2006 (the "Award Date") to Guy Broadbent (the "Participant") of 20,000 shares (the "Restricted Shares") of common stock, $1.00 par value, of the Company ("Common Stock") pursuant to the terms, conditions and restrictions set forth in this Agreement and in the Company's 2005 Stock Incentive Plan (the "Plan"). Capitalized terms used in this Agreement and not otherwise defined shall have the same meaning as in the Plan.

2.   Vesting Schedule.
     ----------------

     Except as otherwise provided in paragraphs (b) and (c) of Section 3, the restrictions set forth in this Agreement shall lapse and the Restricted Shares shall vest as to 33?% of the original number of Restricted Shares on the first anniversary of the Award Date and as to an additional 33?% of the original number of Restricted Shares at the end of each anniversary of the Award Date following the first anniversary of the Award Date until the third anniversary of the Award Date (each anniversary, a "Vesting Date" and the third anniversary, the "Final Vesting Date")"; provided, that on each such date the Participant is, and has been at all times since the Award Date, an employee, officer or director of, or consultant or advisor to, the Company or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive restricted stock awards under the Plan (an "Eligible Participant").

3.   Forfeiture.
     ----------

     (a) Termination of Relationship with the Company. In the event that the Participant ceases to be an Eligible Participant for any reason other than those set forth in paragraphs (b) and (c) below prior to the Final Vesting Date while he or she is an Eligible Participant, the Restricted Shares that have not previously vested shall be immediately forfeited to the Company.

     (b) Death or Disability. In the event that the Participant's employment with the Company or a Subsidiary is terminated by reason of death or "disability" (as defined below) prior to the Final Vesting Date while he or she is an Eligible Participant, the Restricted Shares that have not previously vested shall vest 100% upon the date of such death or disability. For the purposes of this Agreement, a Participant shall be deemed to be "disabled" at such time as the Participant is receiving disability benefits under the Company's Long Term Disability Coverage, as then in effect.

     (c) Discharge by the Company other than for Cause. In the event that the Participant's employment with the Company or a Subsidiary, as the case may be, is terminated by the Company or such Subsidiary other than for "cause" (as defined below) prior to the Final Vesting Date, the Restricted Shares that have not previously vested shall vest 100% upon the effective date of such termination. For the purposes of this Agreement, "cause" shall mean (i) the commitment of a felony or any crime involving moral turpitude by the Participant that is materially injurious to the Company or (ii) in carrying out his or her duties, the Participant intentionally engages in conduct that constitutes gross neglect or gross misconduct that is materially injurious to the Company.

4.   Restrictions on Transfer.
     ------------------------

     (a) Restricted Shares. The Restricted Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of except by will or laws of descent and distribution unless and until such Restricted Shares shall have vested as provided in this Agreement and in the Plan. Notwithstanding the foregoing, the Company consents to the gratuitous transfer of the Restricted Shares that have not vested to or for the benefit of any immediate family member, family trust or family partnership established solely for the benefit of the Participant and/or an immediate family member; provided that with respect to such proposed transferee the Company would be eligible to use a Form S-8 for the registration of the sale of Common Stock constituting the Restricted Shares under the Securities Act of 1933, as amended; and provided further that such Restricted Shares shall remain subject to the terms and conditions of this Agreement (including without limitation forfeiture and restrictions on transfer) and the Company shall not be required to recognize any such transfer until such time as the Participant and the permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

     (b) Unrestricted Shares. The Unrestricted Shares (as defined in Section 7 hereof) may not be sold unless and until the Participant is in compliance with the Company's Executive Officer Stock Ownership policy, as set forth in the Company's Corporate Governance Guidelines (the "Ownership Policy").
Notwithstanding the foregoing, to the extent that the Participant is not in compliance with the Ownership Policy on a Vesting Date, the Participant may, on or after each applicable Vesting Date, sell Unrestricted Shares having a Fair Market Value calculated to satisfy the difference between the taxes due as a result of the vesting and the taxes withheld pursuant to Section 10 hereof.

5.   Escrow.
     ------

     (a) Appointment. The Participant irrevocably authorizes the Company to deposit with the Secretary of the Company (in such capacity, the "Escrow Agent") any certificates evidencing Restricted Shares, to be held by the Escrow Agent hereunder, and any additions and substitutions to said Restricted Shares. For purposes of this Section 5, "Restricted Shares" shall be deemed to include any additional or substitute property. The Participant does hereby irrevocably constitute and appoint the Escrow Agent as his or her attorney-in-fact and agent for the term of this escrow to execute with respect to such Restricted Shares all documents necessary or appropriate to make such Restricted Shares negotiable and to complete any transaction herein contemplated. Subject to the terms of this Agreement, the Participant shall exercise all rights and privileges of a stockholder of the Company while the Restricted Shares are held by the Escrow Agent. The Participant shall, upon request of the Escrow Agent, deliver to the Escrow Agent a stock assignment duly endorsed in blank, in the form provided by the Company, and hereby instructs the Company to deliver to the Escrow Agent, on behalf of the Participant, the certificate(s) evidencing the Restricted Shares.

     (b) Withdrawal. The Participant shall have the right to withdraw from escrow any Restricted Shares that have vested (as provided in this Agreement).

     (c) Duties of Escrow Agent. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by him to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act he may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of the Participant while acting in good faith and in the exercise of his good judgment. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties or by any other person or entity, excepting only orders or process of courts of law, and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. If the Escrow Agent is uncertain of any actions to be taken or instructions to be followed, he may refuse to act in the absence of an order, judgment or decrees of a court. In case the Escrow Agent obeys or complies with any such order, judgment or decree of any court, he shall not be liable to any of the parties or to any other person or entity, by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction. The Escrow Agent shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver this Agreement or any documents or papers deposited or called for hereunder. It is understood and agreed that if the Escrow Agent believes a dispute has arisen with respect to the delivery and/or ownership or right of possession of the securities held by him hereunder, the Escrow Agent is authorized and directed to retain in his possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but he shall be under no duty whatsoever to institute or defend any such proceedings. The Escrow Agent's rights and responsibilities as Escrow Agent shall terminate if he ceases to be Secretary of the Company, in which case the successor as Secretary of the Company shall become Escrow Agent hereunder.

6.   Restrictive Legends.
     -------------------

     (a) Legended Certificates. All certificates representing unvested Restricted Shares shall have affixed thereto legends in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

     "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE AND RESTRICTION ON TRANSFER)OF THE ISSUER'S STOCK INCENTIVE PLAN AND A RESTRICTED STOCK AGREEMENT BETWEEN THE ISSUER AND THE REGISTERED OWNER OF THESE SHARES (OR HIS OR HER PREDECESSOR IN INTEREST). COPIES OF SUCH PLAN AND AGREEMENT ARE AVAILABLE FOR INSPECTION WITHOUT CHARGE AT THE OFFICE OF THE SECRETARY OF THE ISSUER."

     (b) Book Entry. If unvested Restricted Shares are held in book entry form, the Participant agrees that the Company may give stop transfer instructions to the depository to ensure compliance with the provisions of this Agreement. The Participant hereby (i) acknowledges that the unvested Restricted Shares may be held in book entry form on the books of the Company's depository (or another institution specified by the Company), and irrevocably authorizes the Company to take such actions as may be necessary or appropriate to effectuate a transfer of the record ownership of any such shares that are unvested and forfeited hereunder, (ii) agrees to deliver to the Company, as a precondition to the issuance of any certificate or certificates with respect to unvested Restricted Shares, one or more stock powers, endorsed in blank, with respect to such shares, and (iii) agrees to sign such other powers and take such other actions as the Company may reasonably request to accomplish the transfer or forfeiture of any unvested Restricted Shares that are forfeited hereunder.

7.   Unrestricted Shares.
     -------------------

     As soon as practicable following the vesting of any Restricted Shares the Company shall cause a certificate or certificates covering such shares (the "Unrestricted Shares"), without the legend contained in Section 6(a) of this Agreement, to be issued and delivered to the Participant, subject to the payment by the Participant by cash or other means acceptable to the Company of any federal, state, local and other applicable taxes required to be withheld in connection with such vesting. The Participant understands that once a certificate has been delivered to the Participant in respect of Unrestricted Shares, the Participant will be free to sell the shares of Common Stock evidenced by such certificate, subject to applicable requirements of federal and state securities laws and the terms and conditions of this Agreement.

8.   Provisions of the Plan.
     ----------------------

     This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement.

9.   Dividends and Voting Rights.
     ---------------------------

     The Participant shall be entitled to any and all dividends or other distributions paid with respect to the Restricted Shares which have not been forfeited or otherwise disposed of and shall be entitled to vote any such Restricted Shares; provided, however, that any property (other than cash) distributed with respect to the Restricted Shares, including without limitation a distribution of shares of the Company's stock by reason of a stock dividend, stock split or otherwise, or a distribution of other securities based on the ownership of Restricted Shares, shall be subject to the restrictions of this Restricted Stock Agreement in the same manner and for so long as the Restricted Shares remain subject to such restrictions, and shall be forfeited to the Company if and when the Restricted Shares are so forfeited.

10.  Withholding Taxes; Section 83(b) Election.
     -----------------------------------------

     (a) The Participant expressly acknowledges that the award of the Restricted Shares to the Participant or the vesting thereof will give rise to "wages" subject to withholding. The Participant expressly acknowledges and agrees that the Participant's rights hereunder are subject to the Participant's paying to the Company in cash (or by the delivery of previously acquired shares of Common Stock or by having the Company hold back from the shares to be delivered, shares of Common Stock having a Fair Market Value calculated to satisfy the withholding requirement) all federal, state, local and any other applicable taxes required to be withheld in connection with such award or vesting; provided, however, except as otherwise provided by the Board, the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). If the withholding obligation is not satisfied by the Participant promptly, the Participant acknowledges and agrees that the Company has the right (without further consent from the Participant) to deduct any federal, state or local taxes of any kind required by law to be withheld with respect to the award of the Restricted Shares to the Participant or the vesting thereof from payments of any kind otherwise due to the Participant (including but not limited to, the hold back from the shares to be delivered pursuant to Section 7 of this Agreement of that number of shares calculated to satisfy all such federal, state, local or other applicable taxes required to be withheld in connection with such award or vesting).

     (b) The Participant has reviewed with the Participant's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Participant understands that it may be beneficial in some circumstances to elect to be taxed at the time the Restricted Shares are awarded rather than when and as the restrictions thereon lapse by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of award.

          THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PARTICIPANT'S BEHALF.

11.  No  Right To  Employment  or Other  Status.
     ------------------------------------------

     The grant of an award of Restricted Shares shall not be construed as giving the Participant the right to continued employment or any other relationship with the Company or a Subsidiary. The Company and Subsidiaries expressly reserve the right at any time to dismiss or otherwise terminate its relationship with the Participant free from any liability or claim under the Plan or this Agreement, except as expressly provided herein.

12.  Governing Law.
     -------------

     This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to any applicable conflicts of laws.


                                             THERMO ELECTRON CORPORATION

                                       By:   /s/ Seth H. Hoogasian
                                             -----------------------------------
                                             Seth H. Hoogasian
                                             Vice President, General Counsel and
                                             Secretary



e Company while the  Restricted  Shares are held by the Escrow
Agent. The Participant shall, upon request of the Escrow Agent, deliver to the Escrow Agent a stock assignment duly endorsed in blank, in the form provided by the Company, and hereby instructs the Company to deliver to the Escrow Agent, on behalf of the Participant, the certificate(s) evidencing the Restricted Shares.

     (b) Withdrawal. The Participant shall have the right to withdraw from escrow any Restricted Shares that have vested (as provided in this Agreement).

     (c) Duties of Escrow Agent. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by him to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act he may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of the Participant while acting in good faith and in the exercise of his good judgment. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties or by any other person or entity, excepting only orders or process of courts of law, and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. If the Escrow Agent is uncertain of any actions to be taken or instructions to be followed, he may refuse to act in the absence of an order, judgment or decrees of a court. In case the Escrow Agent obeys or complies with any such order, judgment or decree of any court, he shall not be liable to any of the parties or to any other person or entity, by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction. The Escrow Agent shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver this Agreement or any documents or papers deposited or called for hereunder. It is understood and agreed that if the Escrow Agent believes a dispute has arisen with respect to the delivery and/or ownership or right of possession of the securities held by him hereunder, the Escrow Agent is authorized and directed to retain in his possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but he shall be under no duty whatsoever to institute or defend any such proceedings. The Escrow Agent's rights and responsibilities as Escrow Agent shall terminate if he ceases to be Secretary of the Company, in which case the successor as Secretary of the Company shall become Escrow Agent hereunder.

6.   Restrictive Legends.
     -------------------

     (a) Legended Certificates. All certificates representing unvested Restricted Shares shall have affixed thereto legends in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

     "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE AND RESTRICTION ON TRANSFER)OF THE ISSUER'S STOCK INCENTIVE PLAN AND A RESTRICTED STOCK AGREEMENT BETWEEN THE ISSUER AND THE REGISTERED OWNER OF THESE SHARES (OR HIS OR HER PREDECESSOR IN INTEREST). COPIES OF SUCH PLAN AND AGREEMENT ARE AVAILABLE FOR INSPECTION WITHOUT CHARGE AT THE OFFICE OF THE SECRETARY OF THE ISSUER."

     (b) Book Entry. If unvested Restricted Shares are held in book entry form, the Participant agrees that the Company may give stop transfer instructions to the depository to ensure compliance with the provisions of this Agreement. The Participant hereby (i) acknowledges that the unvested Restricted Shares may be held in book entry form on the books of the Company's depository (or another institution specified by the Company), and irrevocably authorizes the Company to take such actions as may be necessary or appropriate to effectuate a transfer of the record ownership of any such shares that are unvested and forfeited hereunder, (ii) agrees to deliver to the Company, as a precondition to the issuance of any certificate or certificates with respect to unvested Restricted Shares, one or more stock powers, endorsed in blank, with respect to such shares, and (iii) agrees to sign such other powers and take such other actions as the Company may reasonably request to accomplish the transfer or forfeiture of any unvested Restricted Shares that are forfeited hereunder.

7.   Unrestricted Shares.
     -------------------

     As soon as practicable following the vesting of any Restricted Shares the Company shall cause a certificate or certificates covering such shares (the "Unrestricted Shares"), without the legend contained in Section 6(a) of this Agreement, to be issued and delivered to the Participant, subject to the payment by the Participant by cash or other means acceptable to the Company of any federal, state, local and other applicable taxes required to be withheld in connection with such vesting. The Participant understands that once a certificate has been delivered to the Participant in respect of Unrestricted Shares, the Participant will be free to sell the shares of Common Stock evidenced by such certificate, subject to applicable requirements of federal and state securities laws and the terms and conditions of this Agreement.

8.   Provisions of the Plan.
     ----------------------

     This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement.

9.   Dividends and Voting Rights.
     ---------------------------

     The Participant shall be entitled to any and all dividends or other distributions paid with respect to the Restricted Shares which have not been forfeited or otherwise disposed of and shall be entitled to vote any such Restricted Shares; provided, however, that any property (other than cash) distributed with respect to the Restricted Shares, including without limitation a distribution of shares of the Company's stock by reason of a stock dividend, stock split or otherwise, or a distribution of other securities based on the ownership of Restricted Shares, shall be subject to the restrictions of this Restricted Stock Agreement in the same manner and for so long as the Restricted Shares remain subject to such restrictions, and shall be forfeited to the Company if and when the Restricted Shares are so forfeited.

10.  Withholding Taxes; Section 83(b) Election.
     -----------------------------------------

     (a) The Participant expressly acknowledges that the award of the Restricted Shares to the Participant or the vesting thereof will give rise to "wages" subject to withholding. The Participant expressly acknowledges and agrees that the Participant's rights hereunder are subject to the Participant's paying to the Company in cash (or by the delivery of previously acquired shares of Common Stock or by having the Company hold back from the shares to be delivered, shares of Common Stock having a Fair Market Value calculated to satisfy the withholding requirement) all federal, state, local and any other applicable taxes required to be withheld in connection with such award or vesting; provided, however, except as otherwise provided by the Board, the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). If the withholding obligation is not satisfied by the Participant promptly, the Participant acknowledges and agrees that the Company has the right (without further consent from the Participant) to deduct any federal, state or local taxes of any kind required by law to be withheld with respect to the award of the Restricted Shares to the Participant or the vesting thereof from payments of any kind otherwise due to the Participant (including but not limited to, the hold back from the shares to be delivered pursuant to Section 7 of this Agreement of that number of shares calculated to satisfy all such federal, state, local or other applicable taxes required to be withheld in connection with such award or vesting).

     (b) The Participant has reviewed with the Participant's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Participant understands that it may be beneficial in some circumstances to elect to be taxed at the time the Restricted Shares are awarded rather than when and as the restrictions thereon lapse by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of award.

          THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PARTICIPANT'S BEHALF.

11.  No  Right To  Employment  or Other  Status.
     ------------------------------------------

     The grant of an award of Restricted Shares shall not be construed as giving the Participant the right to continued employment or any other relationship with the Company or a Subsidiary. The Company and Subsidiaries expressly reserve the right at any time to dismiss or otherwise terminate its relationship with the Participant free from any liability or claim under the Plan or this Agreement, except as expressly provided herein.

12.  Governing Law.
     -------------

     This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to any applicable conflicts of laws.


                                             THERMO ELECTRON CORPORATION

                                       By:   /s/ Seth H. Hoogasian
                                             -----------------------------------
                                             Seth H. Hoogasian
                                             Vice President, General Counsel and
                                             Secretary